                                                                     Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 17, 1997.


                                                     /s/ Nicholas B. Paumgarten
----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director


----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)


----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)


----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors


----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 17, 1997.



----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director


----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)


----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)


----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors

                                                     /s/ Julie A. Wrigley
----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 16, 1997.



----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director

/s/ William R. Burleigh
----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)


----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)


----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors


----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 16, 1997.



----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director


----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)


----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)


----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors

/s/ John H. Burlingame
----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 16, 1997.


/s/ Lawrence A. Leser
----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director


----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)


----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)


----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors


----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 16, 1997.



----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director

                                                     /s/ Paul K. Scripps
----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)


----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)

/s/ Charles E. Scripps
----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors


----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 16, 1997.



----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director


----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)

/s/ Daniel J. Castellini
----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)


----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors


----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 15, 1997.



----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director


----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)


----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)


----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors


----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director

/s/ Daniel J. Meyer
----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 16, 1997.



----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director


----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)


----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)

                                                     /s/ Ronald W. Tysoe
----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors


----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, THAT: Each of the undersigned officers and directors of The E.W. Scripps Company, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, William Appleton, John H. Burlingame, Daniel J. Castellini, M. Denise Kuprionis and Craig C. Standen, any of whom may act, with full power of substitution and re-substitution to affix for such person and in such person's name, place and stead, in any and all capacities as attorney-in-fact, such person's signature to a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) the Company's debt securities containing such terms and provisions as the Board of Directors or Executive Committee of the Company may specify and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully as such person might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities indicated below on September 16, 1997.



----------------------------------                   --------------------------------
Lawrence A. Leser                                    Nicholas B. Paumgarten
Chairman of the Board and Director                   Director


----------------------------------                   --------------------------------
William R. Burleigh                                  Paul K. Scripps
President, Chief Executive Officer and               Director
Director  (Principal Executive Officer)

                                                     /s/ Robert P. Scripps
----------------------------------                   --------------------------------
Daniel J. Castellini                                 Robert P. Scripps
Senior Vice President/Finance and                    Director
 Administration (Principal Financial
and Accounting Officer)


----------------------------------                   --------------------------------
Charles E. Scripps                                   Ronald W. Tysoe
Chairman of the Executive Committee of               Director
 Board of Directors


----------------------------------                   --------------------------------
John H. Burlingame                                   Julie A. Wrigley
Director                                             Director


----------------------------------
Daniel J. Meyer
Director